BLACKROCK FUNDS V

BlackRock Floating Rate Income Portfolio

(the “Fund”)

Supplement dated April 1, 2019 to the Summary Prospectuses, Prospectuses and

Statement of Additional Information of the Fund,

each dated December 28, 2018, as supplemented to date

Effective April 2, 2019, Joshua Tarnow will no longer serve as a portfolio manager of the Fund. Therefore, effective April 2, 2019, the Fund’s Summary Prospectuses, Prospectuses and Statement of Additional Information are amended by deleting all references to and all information regarding Mr. Tarnow.

Shareholders should retain this Supplement for future reference.